1 Hello, I’m your cover option 2.March 11, 2025 JetForward St ategy 1

2 Safe Harbor This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Presentation include, without limitation, statements regarding our outlook and future results of operations and financial position, including our expected return to profitability, expectations with respect to our headwinds, our use of artificial intelligence, our aircraft fleet, our product offerings and loyalty initiatives, and our business strategy and plans and objectives for future operations, including our JetForward initiatives. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; the risk associated with the execution of our strategic operating plans in the near-term and long-term; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; the outcome of legal proceedings with respect to the NEA and our wind-down of the NEA; risks associated with cybersecurity and privacy, including potential disruptions to our information technology systems and information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; failure to comply with these covenants included in the agreements governing our debt; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing scrutiny of, and evolving expectations regarding, environmental, social and governance matters; changes in laws or government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Presentation, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2024. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. 2

36 Demonstrable margin expansion (1) Adjusted Operating Margin. (2) Guidance as of January 28, 2025. See Appendix A for further details on Non-GAAP measures. Implied FY24 Op. Margin (1) when JetForward was announced: (4.5%) FY24 Adjusted Operating Margin (1.0%) FY25 Adjusted Operating Margin Guidance (2): 0.0% - 1.0% ~5pts of margin improvement from announcement expected through YE 2025

Early Progress on JetForward in 2024; Focused on Execution in 2025

JetForward - Targeting $800-900M [1] in incremental EBIT [2] through 2027



Unrealized
2025 Forecast
2024 Realized
~$100M
~$175M
~$400M
~$175M
$800 - $900M
~$200M
~$90M
EBIT Uplift Through 2027

	Reliable & caring service	Best East Coast leisure network	Products & perks customers value	A secure financial future	EBIT Uplift Through 2027
2025 Drivers	✓ Continued investments in operation through schedule enhancements, improved disruption management and self-service tools	✓ Maturation of redeployed capacity throughout the year	✓ EvenMore ✓ Premium credit card ✓ JFK lounge in 4Q and BOS soon thereafter	✓ Increased productivity ✓ Fuel optimization ✓ Contract mgmt. and supplier performance	~$200M+ Incremental EBIT
2024 Achievements	✓ Achieved highest NPS in industry, up ~ten points YoY ✓ Three place improvement in WSJ ranking	✓ Redeployed underperforming capacity representing 20% of our network	✓ Updates to BlueBasic & introduction of preferred seating delivered faster than expectations	✓ Raised $3B+ of strategic financing ✓ Deferred ~$3B of capital expenditures	~$90M EBIT

(1) Stated EBIT initiative range is forecasted to include ~$25M of incremental depreciation, amortization and aircraft rent expense through 2027.
(2) See Appendix A for further details on Non-GAAP measures.

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Products and Perks Customers Value

Our Onboard Product Is Evolving to Better Serve the Full Spectrum of Leisure Customers

Illustrative Non-Mint Aircraft Onboard Product Evolution


Future State
Domestic First
Even More
Core / Blue Basic
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N957JB
Current State
Even More
Core / Blue Basic

✓ Implemented

Optimizing Cabin Space to Deliver the Experiences Our Customers Want

- Introducing domestic first class, adding 2x2 seating on 2-3 rows on all non-Mint aircraft beginning in 2026
- Overall seat count will remain similar across our fleet with ~25% premium seat mix
- ✓ Differentiated EvenMore as a standalone cabin with dedicated overhead bin space and a new soft product
- ✓ Introduced Preferred Seating in our Core cabin towards front of aircraft
- ✓ Enhanced our Blue Basic offering with addition of a free carry-on bag

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A Secure Financial Future

Cost Transformation Program Enabled by Data and Technology

	Targeted Savings	Areas of focus	Outcome
Business & Cost Transformation Program (2025 – 2027)	~$175M Preliminary Target	✓ Data-science driven optimization ✓ Enterprise efficiency and automation ✓ Labor productivity and infrastructure strategy	Goal of sustaining our competitive cost advantage vs. other airlines

Launched

Areas of focus in 2025

1. **Increased productivity**
   - Utilizing data science to improve crew pairings, right-size reserve levels and optimize turn times
   - Frontline productivity initiatives to drive more efficiency (e.g. customer self-service)
2. **Fuel optimization**
   - Investing in real-time fuel burn optimization technology for pilots to make live route adjustments to maximize efficiency and lower costs
   - Enhanced focus on fuel procurement efforts
3. **Contract mgmt. & supplier performance**
   - Optimizing supplier performance and end-to-end contract lifecycle management through dedicated technology and resources

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76 Demonstrable margin expansion (1) Adjusted Operating Margin. (2) Guidance as of January 28, 2025. See Appendix A for further details on Non-GAAP measures. Implied FY24 Op. Margin (1) when JetForward was announced: (4.5%) FY24 Adjusted Operating Margin (1.0%) FY25 Adjusted Operating Margin Guidance (2): 0.0% - 1.0% ~5pts of margin improvement from announcement expected through YE 2025

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Appendix 8

9 Non-GAAP Financial Measures We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. This Presentation includes an explanation of each non-GAAP financial measure presented in this Presentation and a reconciliation of certain non- GAAP financial measures used in this Presentation to the most directly comparable GAAP financial measures. With respect to JetBlue’s EBIT (1) targets and Adjusted Operating Margin (2) guidance, we are not able to provide a reconciliation of forward-looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results. (1) EBIT is a non-GAAP measure that excludes interest and income taxes from net income (loss). (2) Adjusted Operating Margin is a non-GAAP measure that excludes special items. Appendix A

10 Operating expense, operating loss and operating margin Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items. Special items for 2024 include Spirit-related costs, union contract costs, voluntary opt-out costs, Embraer E190 fleet transition costs, and other special items. We believe the impact of these items distort our overall trends and our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented. Non-GAAP Financial Measure RECONCILIATION OF OPERATING EXPENSE, OPERATING LOSS AND OPERATING MARGIN (unaudited, in millions) Twelve Months Ended December 31, 2024 Total operating revenues $ 9,279 RECONCILIATION OF OPERATING EXPENSE Total operating expenses $ 9,963 Less: Special items 591 Total operating expenses excluding special items $ 9,372 RECONCILIATION OF OPERATING LOSS Operating loss $ (684) Add back: Special items 591 Operating loss excluding special items $ (93) RECONCILIATION OF OPERATING MARGIN Operating margin (7.4)% Operating loss excluding special items $ (93) Total operating revenues 9,279 Adjusted operating margin (1.0)%

Acting With Urgency to Address Headwinds

	Core Strategic Headwinds	Solutions
Fleet	• Grounded aircraft due to Pratt & Whitney (P&W) impeding growth and exacerbating unit cost inflation	Pursuing **"capital light" levers for** growth
Balance Sheet	• Pressured profitability hampering multi-year free cash flow generation potential	Deferred ~$3B of capital expenditures to 2030 and beyond, giving JetForward runway to deliver benefits
Reliability	• ATC [1] understaffing is severely impacting highly congested airports, while customers are ascribing more value to reliability	Improving reliability by investing in on-time performance and delivering consistent customer experience
Network	• Strategic pursuits (Northeast Alliance and Spirit) consumed resources and slowed response to demand changes	Re-investing in core geographies and thoughtfully closing underperforming BlueCities
Revenue	• Value carrier revenue growth has not matched pace of inflation	Addressing product gaps and better merchandising existing offerings
Costs	• Rapid cost inflation driven by labor, maintenance, and fuel	Embarking on business and structural cost transformation

[1] Air Traffic Control.

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12 Enhancing Our Strengths to Drive Our Path Forward Low Cost Structure Highly Engaged Crewmembers & Distinct Culture High-Value Geography Differentiated Product & Services

Announced Majority of JetForward Initiatives in 2024, Turning to Execution in 2025

Announced | Implemented | Illustrative upcoming announcements

Four Priority Moves | **2027 Targets**

Reliability
- Multi-year investment in improving on-time performance
- ~$100M

+

Network
- Rightsized LGA & redeployed to high performing leisure & VFR [1]
- Refocused LAX footprint & exited unprofitable routes
- Puerto Rico growth & new Mint cities
- Reinvesting in core Northeast & Florida franchises
- Additional TATL seasonal changes & new destination
- ~$175M

+

Product
- Introduced preferred seating
- Added new loyalty partners
- Enhancing Blue Basic with free carry-on bag
- Premium credit card
- Lounges in JFK and BOS
- Enhancements to EvenMore
- Domestic first class
- ~$400M

+

Financial Future
- Smoothed aircraft delivery stream
- Initial organizational & real-estate optimization driving structural cost savings
- Deferred ~$3B of capex to 2030s
- Business & cost transformation program
- Executed $3B+ financings
- ~$175M

=

~$800-900M

Targeting $800-900M EBIT [2] uplift, evenly realized through 2027

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[1] VFR – visiting friends and relatives.
[2] See Appendix A for further details on Non-GAAP measures.

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14 Network Detail – Focused on Optimizing Network for Profitability Best East Coast Leisure Network Note: Illustrative. Fort Lauderdale Los Angeles & Intra-California Northeast to Midcontinent LGA & EWR Optimization 2024 Route Exits

Best East Coast Leisure Network

Network Detail – Executed Route Exits in 2024 and January 2025

Route Exits		Route Exits Cont.	
Route	Exit Date (1)	Route	Exit Date (1)
Los Angeles / Cancun – (LAX / CUN)	3-Jan-24	Los Angeles / Puerto Vallarta – (LAX / PVR)	12-Jun-24
Newark / Miami – (EWR / MIA)	3-Jan-24	New York JFK / Detroit – (JFK / DTW)	12-Jun-24
New York LaGuardia / Charleston – (LGA / CHS)	3-Jan-24	New York JFK / Kansas City – (JFK / MCI)	12-Jun-24
New York LaGuardia / Nashville – (LGA / BNA)	3-Jan-24	Tampa Bay / Aguadilla, PR – (TPA / BQN)	12-Jun-24
New York LaGuardia / Jacksonville – (LGA / JAX)	4-Jan-24	New York LaGuardia / Nassau – (LGA / NAS)	3-Sep-24
New York JFK / Burlington – (JFK / BTV)	4-Jan-24	Orlando / Los Angeles – (MCO / LAX)	3-Sep-24
New York LaGuardia / Denver – (LGA / DEN)	30-Mar-24	Los Angeles / Nassau – (LAX / NAS)	7-Sep-24
New York LaGuardia / Sarasota – (LGA / SRQ)	30-Mar-24	Boston / Charlotte – (BOS / CLT)	26-Oct-24
Boston / Baltimore-Washington – (BOS / BWI)	30-Apr-24	Boston / Minneapolis St Paul – (BOS / MSP)	26-Oct-24
Fort Lauderdale / Austin – (FLL / AUS)	30-Apr-24	Boston / San Antonio – (BOS / SAT)	26-Oct-24
New York JFK / Portland – (JFK / PDX)	30-Apr-24	Los Angeles / Los Cabos – (LAX / SJD)	26-Oct-24
New York JFK / Puerto Vallarta – (JFK / PVR)	30-Apr-24	Los Angeles / Salt Lake City – (LAX / SLC)	26-Oct-24
New York JFK / San Jose – (JFK / SJC)	30-Apr-24	Newark / Los Angeles – (EWR / LAX)	26-Oct-24
New York LaGuardia / Fort Myers – (LGA / RSW)	30-Apr-24	Newark / Montego Bay – (EWR / MBJ)	26-Oct-24
Fort Lauderdale / Salt Lake City – (FLL / SLC)	10-Jun-24	New York JFK / San Antonio – (JFK / SAT)	26-Oct-24
Orlando / Salt Lake City – (MCO / SLC)	10-Jun-24	New York JFK / Burbank – (JFK / BUR)	26-Oct-24
Fort Lauderdale / Atlanta – (FLL / ATL)	12-Jun-24	New York LaGuardia / Atlanta – (LGA / ATL)	26-Oct-24
Fort Lauderdale / Nashville – (FLL / BNA)	12-Jun-24	New York LaGuardia / Tampa Bay – (LGA / TPA)	26-Oct-24
Fort Lauderdale / Bogota – (FLL / BOG)	12-Jun-24	Raleigh Durham / Cancun – (RDU / CUN)	26-Oct-24
Fort Lauderdale / Lima – (FLL / LIM)	12-Jun-24	Raleigh Durham / Orlando – (RDU / MCO)	26-Oct-24
Fort Lauderdale / New Orleans – (FLL / MSY)	12-Jun-24	Fort Lauderdale / Tallahassee – (FLL / TLH)	27-Oct-24
Fort Lauderdale / Quito – (FLL / UIO)	12-Jun-24	Fort Lauderdale / Guayaquil, EC – (FLL / GYE)	6-Jan-25
Los Angeles / Las Vegas – (LAX / LAS)	12-Jun-24	Fort Lauderdale / San Diego – (FLL / SAN)	6-Jan-25
Los Angeles / Liberia, CR – (LAX / LIR)	12-Jun-24	Newark / Santo Domingo – (EWR / SDQ)	6-Jan-25
Los Angeles / Miami – (LAX / MIA)	12-Jun-24	Hartford / Miami – (BDL / MIA)	NA
Los Angeles / Reno – (LAX / RNO)	12-Jun-24	New York JFK / Palm Springs – (JFK / PSP)	NA
Los Angeles / San Francisco – (LAX / SFO)	12-Jun-24	New York JFK / Pointe-a-Pitre – (JFK / PTP)	NA

50+ Route Exits

(1) Represents final day of service.

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16 Network Detail – Executed BlueCity Closures BlueCity Closures BlueCity Exit Date (1) Burlington (BTV) January 4, 2024 Baltimore-Washington (BWI) April 30, 2024 Kansas City (MCI) June 12, 2024 Bogota (BOG) June 12, 2024 Lima (LIM) June 12, 2024 Quito (UIO) June 12, 2024 Puerto Vallarta (PVR) June 12, 2024 Charlotte (CLT) October 26, 2024 Minneapolis (MSP) October 26, 2024 San Antonio (SAT) October 26, 2024 Burbank (BUR) October 26, 2024 Tallahassee (TLH) October 27, 2024 Palm Springs (PSP) Already suspended Pointe-a-Pitre (PTP) Already suspended Stewart (SWF) Already suspended 15 BlueCity Closures and 50+ Route Exits (1) Represents final day of service. Best East Coast Leisure Network

17 Network Detail – Building the Best East Coast Leisure Network Best East Coast Leisure Network (1) Seasonal transatlantic routes and frequency reductions include BOS→ DUB, EDI, AMS, & LGW and JFK → DUB & EDI. Note: Illustrative. Additional Frequencies New Route Entrances Seasonalizing Mint Fleet Redeploying TATL aircraft in Winter (1) 2024 Route Entries and Additional Frequencies EDI DUB AMS LGW CDG

A Secure Financial Future

Taking Active Steps to Improve Balance Sheet, while Mitigating Pratt & Whitney Impact to Growth

Consideration	Fleet Impact	Impact
Pratt & Whitney	↓	• Expect grounded aircraft, on average, to be in the mid-to-high teens in 2025 • Drove ~2.5 pts direct impact to operating margin in 2024 growing to ~3 pts in 2025
Aircraft Deferral	↓	• In July 2024, deferred 44 A321neo aircraft from 2025 – 2029 to 2030+ totaling ~$3B of capex savings, to help restore balance sheet and improve cash flow
A320 Extensions	↑	• Took steps to extend the lives of 14 A320 aircraft to-date through a combination of lease extensions, lease buyouts, and changes to the retirement dates of owned aircraft • Capacity benefit to phase in over next few years
E190 Retirements	↓	• E190 to exit fleet after summer peak 2025, simplifying to two fleet types – A220 & A320 family
A220 Deliveries	↑	• Prioritizing A220 deliveries, which have 90% more premium seats and deliver 30% lower unit costs, on average, vs. E190s exiting our fleet

Fleet Detail

JetBlue's contractual aircraft delivery assumption for full year as of December 31, 2024:

Delivery Assumption	A220	A321neo	Total [1]
2025	20	4	24
2026	17	-	17
2027	5	-	5
2028	9	-	9
2029	7	-	7

(1) In addition, we have options to purchase 20 A220-300 aircraft in 2027 and 2028.

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